FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 25, 2002


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-10
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (347) 643-1000



                          Not Applicable
Former name or former address,  if changed since last report.





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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-10, on November 25, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated November 30, 1998, between and among Structured Asset Mortgage Investments Inc., as Seller, Bankers Trust Company of California, N.A., as Trustee, and Liberty Lending Services, Inc., as Master Servicer.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.48) November 25, 2002 - Information on Distribution to
                                          Certificateholders.







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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:  December 15, 2002               By:    /S/Samuel Molinaro
                                             Samuel Molinaro
                                             Treasurer and Secretary




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                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.48)       November 25, 2002 - Information on
                   Distribution to Certificateholders






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



            November 25, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.48
                                   TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1998-10



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                           Principal Amt.
Certificate     Face          Prior to     Interest      Principal       Total         Ending
   Class        Value       Distribution  Distributed   Distributed   Distribution     Balance
     A       $211,895,600 $37,920,277.37   218,041.59   3,280,888.08 $3,498,929.67  $34,639,389.29
    PO             90,487      42,838.73         0.00         204.35        204.35       42,634.38
   X(*)       222,864,136  51,155,720.31    34,137.86           0.00     34,137.86   51,155,720.31
    B-1         6,856,700   6,487,754.89    37,304.59       8,723.28     46,027.87    6,479,031.61
    B-2         3,999,700   3,786,482.62    21,772.28       5,091.22     26,863.50    3,781,391.40
    B-3         2,285,600   2,163,758.46    12,441.61       2,909.34     15,350.95    2,160,849.12
    B-4         1,599,900   1,515,280.65     8,712.86       2,037.41     10,750.27    1,513,243.24
    B-5           685,700     651,869.17     3,748.25         876.49      4,624.74      650,992.68
    B-6         1,142,814      790627.53     4,546.11       1,063.05      5,609.16      789,539.48
     R                100              0         0.00           0.00          0.00            0.00

   Total     $451,420,737    $53,358,889     $340,705     $3,301,793    $ 3,642,498    $50,057,071

* Represents notional balance

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